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                                                                   EXHIBIT 23(H)


                         INDEPENDENT AUDITORS' CONSENT


The Board of Directors
Stuart Amusement Company:


    We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus.

                                                           KPMG Peat Marwick LLP


Springfield, Massachusetts
January 22, 1997